UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers Limited Duration Preferred and Income Fund:
Net Asset Value Total Return(a)	4.59%
Market Price Total Return(a)	7.89%
ICE BofA U.S. Capital Securities Index(b)	4.07%
Blended Benchmark—55% ICE BofA U.S. IG Institutional Capital Securities Index/ 20% ICE BofA 7% Constrained Adjustable-Rate Preferred Securities Index/ 25% Bloomberg Developed Market USD Contingent Capital Index(b)	3.72%
ICE BofA U.S. All Capital Securities Index(b)	2.43%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 5.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Market Review

Short-duration preferred securities generated a positive total return in the six months ended June 30, 2025. Bond yields were flat to lower in the period. In the U.S., the yield on the 10-year U.S. Treasury trended higher initially following President Trump’s sweeping tariff initiative (which was greater than anticipated) and subsequent retaliatory tariffs from U.S. trading partners. The benchmark bond yield later settled near its starting point after Trump announced a 90-day suspension of reciprocal tariffs to allow time for trade agreement negotiations, and as economic data was generally better than anticipated. The Federal Reserve held its key lending rate steady throughout the period, given persistent inflation risks and stable labor market conditions. European bond yields generally trended lower in the period. The European Central Bank (ECB) continued to cut its main refinancing rate due to declining inflation, slower growth in the region and uncertainty from U.S. tariffs.

Given the unresolved intermediate-term outlook for growth and inflation, credit spreads—which had contracted to historically tight levels in 2024—widened across the capital stack and quality spectrum. Low-duration preferreds outperformed U.S. Treasuries and investment-grade bonds but trailed global high-yield debt.

Within the preferred market, contingent capital securities (CoCos), which are issued by financial companies outside of the U.S., had the strongest returns, given lower rates in Europe. Non-CoCo over-the-counter securities—primarily comprising duration-lowering fixed-to-reset structures—also produced positive returns. In contrast, the exchange-traded $25 par market, dominated by fixed-rate perpetual issues, generated negative total returns in the period. Due to the longer duration of these securities, the Fund generally holds very minimal or no exposure to them.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

European banks reported strong earnings, solidly beating expectations, with profitability and asset quality at multi-year highs. Robust capital positions, easing inflation, and the ECB’s rate cuts further supported performance. Additionally, fiscal stimulus measures under consideration by the EU, particularly those announced by Germany in late March, offer potential for improved future growth. Companies in the U.S. banking sector also reported solid results, and their asset quality generally remained sound. In our view, their healthy profitability and historically high capital may position them well to endure a potential economic deterioration. The Fund’s overweight allocation to non-U.S. bank preferreds contributed to relative performance, largely driven by out-of-benchmark investments in high-coupon European bank CoCos that benefited from an improving interest rate backdrop and spread tightening. Security selection in the U.S. banking sector also contributed to relative performance. The Fund did not own or was underweight certain floating-rate perpetual securities that were hampered by movements on both ends of the yield curve (higher yields on the long and the potential for their coupons resetting lower if the Fed cut its short-term lending rate).

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The financial services sector had positive returns, supported by the same factors that drove banks, including surprisingly strong consumer sentiment. The portfolio’s security selection in the sector modestly added to relative performance, including out-of-index investments in a pair of relatively high-coupon, callable issues from Oaktree Capital that outperformed.

The insurance industry maintained healthy cash flows and asset quality. The Fund’s security selection and underweight allocation in the insurance sector contributed to its relative performance during the period. Contributors included overweight or out-of-index investments in several euro-denominated issues that outperformed, along with several new issues that were priced with attractive valuations.

Real estate underperformed, as wider credit spreads due to the potential impact of tariffs more than offset the positive effect of declining bond yields on the economically sensitive sector. The Fund’s security selection in the sector modestly aided relative performance, led by overweight investments in two hybrid issues from shopping mall operator Unibail-Rodamco-Westfield, which reported improving leasing spreads and outlined a well-received capital allocation plan.

The utilities sector performed in line with the broader short-duration preferreds market. The Fund’s security selection in the utilities sector detracted from relative performance, led by out-of-index investments in issues from California-based utilities that were pressured by potential liabilities following devastating wildfires and uncertainty regarding the future size and replenishment of the state’s Wildfire Recovery Fund.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to Fund’s performance for the six months ended June 30, 2025.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The use of interest rate swaps did not have a material impact on the Fund’s total return.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain positions denominated in foreign currencies. The currency forwards detracted significantly from the Fund’s total return.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Sincerely,

ELAINE ZAHARIS-NIKAS

Portfolio Manager

JERRY DOROST	ROBERT KASTOFF
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2025

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	11.51%	7.26%	6.51%	7.51%
Fund at Market Price	13.72%	6.76%	7.15%	6.72%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was July 27, 2012.

Benchmark Descriptions

The ICE BofA U.S. Capital Securities Index is a subset of the ICE BofA U.S. Corporate Index including securities with deferrable coupons. The ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index tracks the performance of U.S. dollar-denominated investment-grade floating-rate preferred securities publicly issued in the U.S. domestic market, but with issuer exposure capped at 7%. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar-denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2025, leverage represented 33% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	33%
% Variable Rate Financing	15%
Variable Rate	5.2%
% Fixed Rate Financing(c)	85%
Weighted Average Rate on Fixed Financing(d)	1.5%
Weighted Average Term on Fixed Financing(d)	2.1 years
Weighted Average Cost of All Financing	2.0%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2025. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.
(d)

The Fund entered into forward-starting interest rate swap contracts with interest receipts and payments commencing on September 15, 2025 (effective date). The current weighted average rate on fixed financing does not include the forward-starting interest rate swaps and will change when their terms become effective. The weighted average term on fixed financing includes the maturities of the forward-starting interest rate swaps.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

June 30, 2025

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

Goldman Sachs Group, Inc., 7.50%, Series X	$15,819,795	1.6
Citigroup, Inc., 7.625%, Series AA	12,382,322	1.3
Citigroup, Inc., 6.95%, Series FF	12,095,399	1.3
First Horizon Bank, 5.322%	10,915,000	1.1
BNP Paribas SA, 7.75% (France)	10,331,895	1.1
UBS Group AG, 9.25% (Switzerland)	9,966,635	1.0
Bank of America Corp., 6.625%, Series OO	9,607,068	1.0
Charles Schwab Corp., 4.00%, Series H	9,548,257	1.0
Barclays PLC, 9.625% (United Kingdom)	9,350,947	1.0
Hartford Insurance Group, Inc., 6.713%, due 2/12/47, Series ICON	9,208,375	1.0

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	5.6%
BANKING	1.6%
M&T Bank Corp., 7.50%, Series J(a)(b)		211,575	$5,543,265
Morgan Stanley, 6.625%, Series Q(a)(b)		112,834	2,916,759
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		81,018	1,933,899

			10,393,923

FINANCIAL SERVICES	1.1%
Brookfield Oaktree Holdings LLC, 6.55%, Series B(a)(b)		99,985	2,181,673
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(b)		39,252	902,404
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(a)		85,452	2,197,825
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		63,841	1,610,708

			6,892,610

INSURANCE	1.7%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		69,846	1,688,178
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(c)		125,442	3,123,506
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		81,970	2,097,612
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		68,732	1,771,911
Lincoln National Corp., 9.00%, Series D(a)(b)		74,292	1,976,910

			10,658,117

TELECOMMUNICATIONS	0.3%
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70		37,357	766,566
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		40,539	831,455
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69		4,834	114,227

			1,712,248

UTILITIES	0.9%
Algonquin Power & Utilities Corp., 8.487% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(a)(d)		46,926	1,180,658
SCE Trust VII, 7.50%, Series M(a)(b)		151,065	3,356,664
SCE Trust VIII, 6.95%, Series N(a)(b)		71,070	1,522,320

			6,059,642

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED
(Identified cost—$36,330,613)			35,716,540

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
PREFERRED SECURITIES—OVER-THE-COUNTER	140.1%
BANKING	84.9%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(b)(c)(e)(f)		EUR 2,200,000	$2,783,917
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(b)(c)(e)(f)		EUR 3,200,000	3,992,249
Alpha Services & Holdings SA, 7.50% to 6/10/30 (Greece)(b)(c)(e)(f)		EUR 1,800,000	2,257,943
Alpha Services & Holdings SA, 11.875% to 2/8/28 (Greece)(b)(c)(e)(f)		EUR 800,000	1,107,141
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(b)(c)(e)		3,041,000	3,363,632
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(b)(c)(e)(f)		EUR 1,600,000	1,916,619
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(b)(c)(e)(f)		EUR 3,000,000	3,625,679
Banco Santander SA, 6.00% to 1/2/31 (Spain)(b)(c)(e)(f)		EUR 2,800,000	3,316,979
Banco Santander SA, 8.00% to 2/1/34 (Spain)(b)(c)(e)		6,000,000	6,353,244
Banco Santander SA, 9.625% to 11/21/28 (Spain)(b)(c)(e)		3,000,000	3,319,401
Banco Santander SA, 9.625% to 5/21/33 (Spain)(b)(c)(e)		6,400,000	7,479,821
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(b)(c)		2,812,000	2,863,789
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(c)		1,329,000	1,353,801
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)(c)		9,254,000	9,607,068
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(b)(c)(e)(f)		EUR 1,000,000	1,206,693
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(a)(b)(c)		1,032,000	1,010,494
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(c)		3,000,000	3,029,661
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(c)		2,400,000	2,551,106
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(c)		5,200,000	5,531,339
Bankinter SA, 6.00% to 6/30/30 (Spain)(b)(c)(e)(f)		EUR 1,000,000	1,182,073
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b)(c)		1,820,000	1,961,050

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*	Value
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(b)(c)(e)	800,000	$801,305
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(b)(c)(e)	3,800,000	3,825,813
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(b)(c)(e)	2,600,000	2,733,710
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(b)(c)(e)(f)	GBP 3,500,000	4,960,143
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(b)(c)(e)(f)	GBP 4,000,000	5,792,799
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(b)(c)(e)	GBP 2,000,000	2,958,252
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(c)(e)	8,400,000	9,350,947
BNP Paribas SA, 4.625% to 1/12/27 (France)(b)(c)(e)(g)	600,000	584,270
BNP Paribas SA, 4.625% to 2/25/31 (France)(b)(c)(e)(g)	7,400,000	6,601,730
BNP Paribas SA, 7.00% to 8/16/28 (France)(b)(c)(e)(g)	2,000,000	2,043,864
BNP Paribas SA, 7.375% to 8/19/25 (France)(b)(c)(e)(g)	2,800,000	2,806,525
BNP Paribas SA, 7.375% to 9/10/34 (France)(b)(c)(e)(g)	1,000,000	1,018,059
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(c)(e)(g)	9,800,000	10,331,895
BNP Paribas SA, 8.00% to 8/22/31 (France)(b)(c)(e)(g)	4,800,000	5,087,386
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(c)(e)(g)	7,000,000	7,419,783
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(c)(e)(g)	2,600,000	2,792,221
BPER Banca SpA, 6.50% to 3/20/30 (Italy)(b)(c)(e)(f)	EUR 800,000	967,705
CaixaBank SA, 6.25% to 7/24/32 (Spain)(b)(c)(e)(f)	EUR 3,400,000	4,105,158
CaixaBank SA, 7.50% to 1/16/30 (Spain)(b)(c)(e)(f)	EUR 1,600,000	2,072,015
CaixaBank SA, 8.25% to 3/13/29 (Spain)(b)(c)(e)(f)	EUR 800,000	1,056,874
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(c)	5,534,000	5,457,808
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(c)	10,279,000	9,548,257
Citigroup, Inc., 3.875% to 2/18/26, Series X(b)(c)	2,667,000	2,636,950
Citigroup, Inc., 6.25% to 8/15/26, Series T(b)(c)	808,000	817,915
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)(c)	11,814,000	12,095,399
Citigroup, Inc., 7.00% to 8/15/34, Series DD(b)(c)	6,443,000	6,788,770
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)(c)	11,738,000	12,382,322
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)(c)	5,755,000	5,779,298
CoBank ACB, 6.45% to 10/1/27, Series K(b)(c)	2,300,000	2,328,975
CoBank ACB, 7.125% to 1/1/30, Series M(b)(c)	2,250,000	2,304,499

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*		Value
Commerzbank AG, 7.50% to 10/9/30 (Germany)(b)(c)(e)(f)	3,600,000		$3,668,922
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(b)(c)(e)(f)	GBP 2,900,000		4,179,002
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(b)(e)(g)(h)(i)	1,400,000		108,500
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(b)(e)(g)(h)(i)	4,300,000		333,250
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(b)(e)(g)(h)(i)	2,400,000		186,000
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(b)(c)(e)(f)	EUR 3,200,000		3,929,006
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(b)(c)(e)(f)	EUR 3,600,000		4,535,127
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(a)(b)(c)(e)(f)	EUR 1,800,000		2,140,231
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(e)(f)	EUR 2,200,000		2,745,361
Eurobank Ergasias Services & Holdings SA, 6.625% to 6/4/31 (Greece)(b)(c)(e)(f)	EUR 3,250,000		3,857,638
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(b)(c)(g)	3,725,000		3,718,985
Farm Credit Bank of Texas, 7.75% to 6/15/29(b)(c)	2,260,000		2,356,050
First Citizens BancShares, Inc., 8.552% (3 Month USD Term SOFR + 4.234%), Series B(b)(d)	4,674,000		4,835,585
First Horizon Bank, 5.322% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(b)(d)(g)	14,750	†	10,915,000
Goldman Sachs Capital I, 6.345%, due 2/15/34(a)	1,326,000		1,377,787
Goldman Sachs Group, Inc., 6.85% to 2/10/30(b)(c)	5,012,000		5,184,855
Goldman Sachs Group, Inc., 7.379% to 8/10/25, Series Q(b)(c)	1,500,000		1,508,322
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)(c)	14,989,000		15,819,795
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)(e)	2,900,000		2,649,302
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(b)(c)(e)	6,800,000		6,810,122
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)	1,900,000		2,039,949

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*	Value
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)(e)	2,000,000	$2,017,754
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(c)(e)	2,000,000	2,028,964
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(e)	2,600,000	2,726,831
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(b)(c)	429,000	425,559
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(b)(c)	2,553,000	2,599,966
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(b)(c)(e)(f)	5,000,000	4,697,344
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(b)(c)(e)	2,800,000	2,786,946
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(b)(c)(e)(f)	4,100,000	4,174,312
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(b)(c)(e)(f)	2,300,000	2,377,050
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(b)(c)(e)(f)	6,800,000	7,238,413
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(b)(c)(e)(f)	EUR 2,400,000	3,033,812
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b)(c)(e)(g)	3,400,000	3,414,773
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(b)(c)	2,305,000	2,386,307
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(c)	7,049,000	7,457,983
JPMorgan Chase & Co., 7.043% (3 Month USD Term SOFR + 2.745%), Series II(a)(b)(d)	4,110,000	4,141,236
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(b)(c)(e)(f)	2,400,000	2,395,704
KBC Group NV, 6.25% to 9/17/31 (Belgium)(b)(c)(e)(f)	EUR 800,000	969,332
KeyCorp Capital III, 7.75%, due 7/15/29	2,000,000	2,125,760
Landesbank Baden-Wuerttemberg, 6.75% to 10/15/30 (Germany)(a)(b)(c)(e)(f)	EUR 1,200,000	1,428,254
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(b)(c)(e)	1,600,000	1,569,568
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b)(c)(e)	1,800,000	1,809,333
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(c)(e)	GBP 2,800,000	3,866,528

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*	Value
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(b)(c)(e)	2,400,000	$2,537,050
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(b)(c)(e)	GBP 1,200,000	1,730,568
M&T Bank Corp., 3.50% to 9/1/26, Series I(b)(c)	626,000	606,109
Mellon Capital IV, 5.146% (3 Month USD Term SOFR + 0.827%, Floor 4.00%), Series 1(a)(b)(d)	2,967,000	2,525,852
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(b)(c)(e)(f)	GBP 1,200,000	1,665,999
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(a)(b)(c)(e)(f)	GBP 2,600,000	3,658,111
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b)(c)(e)	2,400,000	2,402,058
NatWest Group PLC, 7.50% to 2/28/32 (United Kingdom)(a)(b)(c)(e)	GBP 1,200,000	1,636,807
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(b)(c)(e)	4,200,000	4,540,847
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(b)(c)(e)(g)	2,000,000	2,016,500
Piraeus Financial Holdings SA, 6.75% to 12/30/30 (Greece)(b)(c)(e)(f)	EUR 2,400,000	2,842,588
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)(b)(c)(e)(f)	EUR 1,200,000	1,468,569
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(c)	3,809,000	3,856,243
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(c)	4,850,000	4,953,735
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(c)	5,663,000	5,837,008
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(c)	4,000,000	4,012,960
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a)(b)(c)(e)(f)	800,000	816,346
Societe Generale SA, 5.375% to 11/18/30 (France)(b)(c)(e)(g)	4,400,000	4,036,026
Societe Generale SA, 6.75% to 4/6/28 (France)(b)(c)(e)(g)	5,800,000	5,728,118
Societe Generale SA, 8.125% to 11/21/29 (France)(b)(c)(e)(g)	3,800,000	3,886,974

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*	Value
Societe Generale SA, 8.50% to 3/25/34 (France)(b)(c)(e)(g)	2,000,000	$2,093,884
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(c)(e)(g)	6,200,000	6,595,058
Societe Generale SA, 10.00% to 11/14/28 (France)(b)(c)(e)(g)	6,600,000	7,219,370
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(b)(c)(e)(g)	3,000,000	2,708,555
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(b)(c)(e)(g)	5,000,000	5,215,905
State Street Corp., 6.45% to 9/15/30, Series K(b)(c)	475,000	484,454
State Street Corp., 6.70% to 3/15/29, Series I(b)(c)	5,067,000	5,304,095
State Street Corp., 6.70% to 9/15/29, Series J(b)(c)	5,231,000	5,483,485
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(c)(e)(f)	1,400,000	1,288,950
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a)(b)(c)(e)(f)	1,000,000	1,046,327
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(c)(e)(f)	5,200,000	5,456,204
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(c)	2,300,000	2,366,134
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(c)	7,000,000	7,328,349
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(b)(c)	2,403,000	2,383,017
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(c)	2,400,000	2,383,115
Truist Financial Corp., 6.669% to 9/1/25, Series N(a)(b)(c)	8,821,000	8,855,393
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(b)(c)(e)(g)	5,100,000	4,520,268
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(b)(c)(e)(g)	2,900,000	2,827,921
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(b)(c)(e)(g)	4,500,000	4,531,000
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(b)(c)(e)(g)	3,200,000	3,376,842
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(b)(c)(e)(g)	7,400,000	8,095,408
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(c)(e)(g)	8,600,000	9,966,635

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
UniCredit SpA, 6.50% to 12/3/31 (Italy)(b)(c)(e)(f)		EUR 2,000,000	$2,484,003
USB Capital IX, 5.538% (3 Month USD Term SOFR + 1.282%, Floor 3.50%)(a)(b)(d)		5,943,000	4,943,716
USB Realty Corp., 5.665% (3 Month USD Term SOFR + 1.409%)(a)(b)(d)(g)		3,000,000	2,380,861
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b)(c)		260,000	257,498
Wells Fargo & Co., 5.95%, due 12/15/36(a)		1,832,000	1,880,587
Wells Fargo & Co., 6.85% to 9/15/29(b)(c)		7,099,000	7,477,448
Wells Fargo & Co., 7.625% to 9/15/28(b)(c)		7,810,000	8,407,832
Wells Fargo & Co., 7.95%, due 11/15/29, Series B(a)		445,000	499,420

			544,455,066

CONSUMER DISCRETIONARY PRODUCTS	0.3%
Volkswagen International Finance NV, 7.50% to 9/6/28, Series PNC5 (Germany)(a)(b)(c)(f)		EUR 400,000	508,981
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(b)(c)(f)		EUR 1,300,000	1,734,961

			2,243,942

ENERGY	0.9%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(b)(c)		2,396,000	2,398,046
BP Capital Markets PLC, 6.45% to 12/1/33(a)(b)(c)		3,415,000	3,499,552

			5,897,598

FINANCIAL SERVICES	3.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(a)(c)		1,410,000	1,466,083
Air Lease Corp., 6.00% to 9/24/29, Series D(b)(c)		1,080,000	1,058,799
Ally Financial, Inc., 4.70% to 5/15/26, Series B(b)(c)		2,983,000	2,889,447
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b)(c)		4,314,000	3,879,787
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(c)(g)		1,903,000	1,863,492
ILFC E-Capital Trust I, 6.43% (3 Month USD Term SOFR + 1.812%), due 12/21/65(d)(g)		4,585,000	3,845,161
ILFC E-Capital Trust II, 6.68% (3 Month USD Term SOFR + 2.062%), due 12/21/65(d)(g)		4,250,000	3,631,454
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(b)(c)(e)		4,500,000	4,563,004

			23,197,227

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
HEALTH CARE	1.3%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(c)		7,836,000	$8,101,721

INSURANCE	18.2%
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(c)(e)(g)		3,600,000	3,548,365
Allstate Corp., 7.526% (3 Month USD Term SOFR + 3.200%), due 8/15/53, Series B(d)		3,400,000	3,402,994
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(a)(c)		2,009,000	1,982,683
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(b)(c)(e)(f)		EUR 1,400,000	1,704,346
AXA SA, 5.75% to 6/2/30 (France)(a)(b)(c)(e)(f)		EUR 4,500,000	5,440,984
AXA SA, 8.60%, due 12/15/30 (France)(a)		1,290,000	1,529,586
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(a)(c)		1,660,000	1,658,639
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(c)		4,830,000	4,984,606
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(b)(c)(g)		2,800,000	2,832,407
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(c)		3,155,000	3,111,706
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(c)		2,290,000	2,350,378
Fidelis Insurance Holdings Ltd., 7.75% to 12/15/34, due 6/15/55 (United Kingdom)(c)		1,300,000	1,344,477
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(c)(g)		3,230,000	3,171,701
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(c)(g)		3,200,000	3,339,450
Hartford Insurance Group, Inc., 6.713% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(d)(g)		9,885,000	9,208,375
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(c)(f)		1,979,000	1,890,127
Lincoln National Corp., 6.571% (3 Month USD Term SOFR + 2.302%), due 4/20/67(a)(d)		6,100,000	5,086,290
Lincoln National Corp., 6.944% (3 Month USD Term SOFR + 2.619%), due 5/17/66(a)(d)		4,000,000	3,415,793
Lincoln National Corp., 9.25% to 12/1/27, Series C(b)(c)		2,134,000	2,330,068

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(a)(c)(g)		8,200,000	$8,204,608
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(g)		7,080,000	7,779,136
MetLife, Inc., 6.35% to 3/15/35, due 3/15/55, Series G(a)(c)		1,505,000	1,548,159
MetLife, Inc., 9.25%, due 4/8/38(a)(g)		6,150,000	7,310,148
Nippon Life Insurance Co., 6.50% to 4/30/35, due 4/30/55 (Japan)(a)(c)(g)		5,000,000	5,179,680
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46 (Australia)(a)(c)(f)		2,500,000	2,515,183
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(c)		2,780,000	2,777,785
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Bermuda)(f)		2,200,000	2,219,853
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(b)(c)(e)(f)		1,000,000	955,610
SBL Holdings, Inc., 6.50% to 11/13/26(b)(c)(g)		3,515,000	3,230,949
SBL Holdings, Inc., 9.508% to 5/13/30(b)(c)(g)		2,075,000	2,082,811
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(b)(c)(g)		5,200,000	5,123,409
Voya Financial, Inc., 7.758% to 9/15/28, Series A(b)(c)		1,109,000	1,173,732
Zurich Finance Ireland II DAC, 6.25% to 5/22/35, due 11/22/55 (Ireland)(a)(c)(f)		4,000,000	4,100,650

			116,534,688

PIPELINES	13.2%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(c)		1,924,000	1,920,684
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(c)		4,534,000	4,539,126
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)		7,464,000	7,506,590
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(c)		3,280,000	3,377,885
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(c)		2,022,000	2,085,329
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(a)(c)		825,000	859,228
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c)		2,148,000	2,270,462

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(c)		4,579,000	$4,852,128
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(c)		7,940,000	8,859,992
Energy Transfer LP, 6.50% to 11/15/26, Series H(b)(c)		3,020,000	3,041,043
Energy Transfer LP, 6.625% to 2/15/28, Series B(b)(c)		6,559,000	6,553,055
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(c)		5,991,000	6,117,793
Enterprise Products Operating LLC, 7.369% (3 Month USD Term SOFR + 3.039%), due 6/1/67(a)(d)		2,000,000	1,985,701
Enterprise Products Operating LLC, 7.573% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(a)(d)		4,592,000	4,572,427
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(c)(g)		3,490,000	3,603,955
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(c)(g)		3,760,000	3,919,168
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(c)		4,606,000	4,577,845
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)		4,404,000	4,283,371
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(c)		4,773,000	4,792,458
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(c)(g)		4,859,000	4,728,530

			84,446,770

REAL ESTATE	0.8%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(c)(g)		3,100,000	3,044,088
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(b)(c)(f)		EUR 1,800,000	2,130,717

			5,174,805

TELECOMMUNICATIONS	2.4%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(c)		2,980,000	3,061,990
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(c)		3,700,000	3,762,147
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(b)(c)(f)		EUR 1,600,000	2,021,964
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(c)		3,620,000	3,642,523
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(c)		2,750,000	2,775,275

			15,263,899

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
UTILITIES	14.5%
AES Corp., 6.95% to 4/15/30, due 7/15/55(c)		2,306,000	$2,255,287
AES Corp., 7.60% to 10/15/29, due 1/15/55(c)		4,603,000	4,750,756
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		5,322,000	5,195,703
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(c)(g)		3,220,000	3,228,762
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(c)		3,428,000	3,582,730
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(c)		5,617,000	5,848,567
Brookfield Infrastructure Finance ULC, 6.75% to 12/15/29, due 3/15/55 (Canada)(a)(c)		425,000	427,648
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(c)		1,092,000	1,132,472
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(c)		2,750,000	2,885,081
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(c)		2,940,000	2,954,385
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(c)		1,955,000	1,988,964
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(c)		2,760,000	2,904,935
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(a)(c)		1,340,000	1,441,079
Edison International, 7.875% to 3/15/29, due 6/15/54(c)		2,370,000	2,251,183
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(c)		3,871,000	3,904,962
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(c)		4,590,000	4,760,548
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(c)		2,695,000	2,796,631
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(c)		2,640,000	2,686,818
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(a)(c)		1,020,000	1,038,255
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(c)		818,000	816,913
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)(c)		2,860,000	2,927,655
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(c)		4,520,000	4,631,646
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(c)		4,694,000	4,848,705

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(c)		8,623,000	$8,967,661
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(c)		1,900,000	1,915,489
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(c)		261,000	272,345
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(c)		3,040,000	2,930,709
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(c)		5,274,000	5,019,934
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(c)		4,652,000	4,702,890

			93,068,713

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER
(Identified cost—$866,197,099)			898,384,429

CORPORATE BONDS	0.3%
INSURANCE	0.2%
SBL Holdings, Inc., 5.00%, due 2/18/31(a)(g)		1,324,000	1,203,250

UTILITIES	0.1%
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(a)(g)		800,000	912,480

TOTAL CORPORATE BONDS
(Identified cost—$1,988,492)			2,115,730

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(j)		116,382	116,382
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.27%(j)		10,638,252	10,638,252

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$10,754,634)			10,754,634

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$915,270,838)	147.7%		946,971,333
LIABILITIES IN EXCESS OF OTHER ASSETS	(47.7)		(305,983,840)

NET ASSETS	100.0%		$640,987,493

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$85,000,000	0.548%	Monthly	4.564%(k)	Monthly	9/15/25	$841,622	$(1,667)	$843,289
94,000,000	1.181%	Monthly	4.564%(k)	Monthly	9/15/26	3,104,977	(8,012)	3,112,989
90,000,000	0.930%	Monthly	4.564%(k)	Monthly	9/15/27	5,167,407	(10,813)	5,178,220
40,000,000	3.655%	Monthly	USD-SOFR-OIS(l)	Monthly	9/15/28	(439,700)	—	(439,700)
40,000,000	3.588%	Monthly	USD-SOFR-OIS(l)	Monthly	9/15/28	(362,406)	—	(362,406)

						$8,311,900	$(20,492)	$8,332,392

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	59,045,360	USD	68,745,627	7/28/25	$(926,360)
Brown Brothers Harriman	EUR	2,800,000	USD	3,270,246	7/28/25	(33,681)
Brown Brothers Harriman	GBP	22,196,869	USD	30,238,351	7/28/25	(233,676)
Brown Brothers Harriman	USD	990,344	EUR	844,304	7/28/25	5,913

						$(1,187,804)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities— Exchange-Traded	$35,716,540	$—	$—	$35,716,540
Preferred Securities— Over-the-Counter	—	898,384,429	—	898,384,429
Corporate Bonds	—	2,115,730	—	2,115,730
Short-Term Investments	—	10,754,634	—	10,754,634

Total Investments in Securities(m)	$35,716,540	$911,254,793	$—	$946,971,333

Forward Foreign Currency Exchange Contracts	$—	$5,913	$—	$5,913
Interest Rate Swap Contracts	—	9,134,498	—	9,134,498

Total Derivative Assets(m)	$—	$9,140,411	$—	$9,140,411

Forward Foreign Currency Exchange Contracts	$—	$(1,193,717)	$—	$(1,193,717)
Interest Rate Swap Contracts	—	(802,106)	—	(802,106)

Total Derivative Liabilities(m)	$—	$(1,995,823)	$—	$(1,995,823)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $415,362,126 in aggregate has been pledged as collateral.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed–rate coupon period.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

(d)	Variable rate. Rate shown is in effect at June 30, 2025.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $323,498,424 which represents 50.5% of the net assets of the Fund (33.8% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $137,663,968 which represents 21.5% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $223,552,945 which represents 34.9% of the net assets of the Fund, of which 1.8% are illiquid.

(h)	Non–income producing security.
(i)	Security is in default.
(j)	Rate quoted represents the annualized seven–day yield.
(k)	Based on USD-SOFR-OIS. Represents rates in effect at June 30, 2025.
(l)	Represents a forward–starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).
(m)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Country Summary	% of Managed Assets
United States	47.4
Canada	11.5
United Kingdom	9.7
France	8.1
Spain	4.0
Switzerland	3.8
Japan	2.7
Netherlands	2.7
Germany	2.0
Italy	1.3
Greece	1.2
Ireland	1.1
Sweden	0.9
Australia	0.6
Austria	0.5
Other (includes short-term investments)	2.5

100.0

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$915,270,838)	$946,971,333
Cash	1,532,456
Cash collateral pledged for interest rate swap contracts	4,503,691
Foreign currency, at value (Identified cost—$5,910,470)	5,959,991
Receivable for:
Dividends and interest	11,553,990
Investment securities sold	1,569,140
Unrealized appreciation on forward foreign currency exchange contracts	5,913
Other assets	29,233

Total Assets	972,125,747

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	1,193,717
Payable for:
Credit agreement	315,000,000
Investment securities purchased	12,646,300
Interest expense	1,315,913
Investment advisory fees	546,711
Dividends and distributions declared	171,065
Variation margin on interest rate swap contracts	82,257
Administration fees	46,861
Other liabilities	135,430

Total Liabilities	331,138,254

NET ASSETS	$640,987,493

NET ASSETS consist of:
Paid-in capital	$681,223,286
Total distributable earnings/(accumulated loss)	(40,235,793)

$640,987,493

NET ASSET VALUE PER SHARE:
($640,987,493 ÷ 29,079,221 shares outstanding)	$22.04

MARKET PRICE PER SHARE	$20.98

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(4.81)%

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Interest income	$28,596,971
Dividend income	2,425,608

Total Investment Income	31,022,579

Expenses:
Interest expense	7,963,375
Investment advisory fees	3,280,808
Administration fees	326,435
Professional fees	51,543
Shareholder reporting expenses	41,884
Custodian fees and expenses	13,588
Directors’ fees and expenses	13,404
Transfer agent fees and expenses	9,509
Miscellaneous	24,726

Total Expenses	11,725,272

Net Investment Income (Loss)	19,297,307

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	5,397,913
Interest rate swap contracts	4,843,880
Forward foreign currency exchange contracts	(8,190,553)
Foreign currency transactions	92,889

Net realized gain (loss)	2,144,129

Net change in unrealized appreciation (depreciation) on:
Investments in securities	13,863,642
Interest rate swap contracts	(6,502,011)
Forward foreign currency exchange contracts	(1,561,098)
Foreign currency translations	82,301

Net change in unrealized appreciation (depreciation)	5,882,834

Net Realized and Unrealized Gain (Loss)	8,026,963

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,324,270

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$19,297,307	$34,217,552
Net realized gain (loss)	2,144,129	20,460,370
Net change in unrealized appreciation (depreciation)	5,882,834	30,527,088

Net increase (decrease) in net assets resulting from operations	27,324,270	85,205,010

Distributions to shareholders	(22,856,268)	(44,808,303)
Tax return of capital to shareholders	—	(904,232)

Total distributions	(22,856,268)	(45,712,535)

Total increase (decrease) in net assets	4,468,002	39,492,475
Net Assets:
Beginning of period	636,519,491	597,027,016

End of period	$640,987,493	$636,519,491

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2025 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$27,324,270
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(228,829,796)
Proceeds from sales and maturities of long-term investments	242,350,270
Net purchases, sales and maturities of short-term investments	6,760,861
Net amortization of premium (accretion of discount) on investments in securities	577,967
Net (increase) decrease in dividends and interest receivable and other assets	(365,349)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(173,240)
Net increase (decrease) in payable for variation margin on interest rate swap contracts	147,874
Net change in unrealized (appreciation) depreciation on investments in securities	(13,863,642)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	1,561,098
Net realized (gain) loss on investments in securities	(5,397,913)

Cash provided by (used for) operating activities	30,092,400

Cash Flows from Financing Activities:
Dividends and distributions paid	(22,867,645)

Increase (decrease) in cash and restricted cash	7,224,755
Cash and restricted cash at beginning of period (including foreign currency)	4,771,383

Cash and restricted cash at end of period (including foreign currency)	$11,996,138

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2025, interest paid was $8,064,524.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$1,532,456
Restricted cash	4,503,691
Foreign currency	5,959,991

Total cash and restricted cash shown on the Statement of Cash Flows	$11,996,138

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,
Per Share Operating Data:			2024	2023	2022	2021	2020
Net asset value, beginning of period	$21.89		$20.53	$20.79	$25.34	$25.99	$26.46

Income (loss) from investment operations:

Net investment income (loss)(a)	0.66		1.18	1.05	1.26	1.38	1.48

Net realized and unrealized gain (loss)	0.28		1.75	0.29	(4.19)	0.09	(0.16)

Total from investment operations	0.94		2.93	1.34	(2.93)	1.47	1.32

Less dividends and distributions to shareholders from:
Net investment income	(0.79)		(1.54)	(1.42)	(1.45)	(1.40)	(1.43)
Net realized gain	—		—	—	(0.05)	(0.72)	(0.22)
Tax return of capital	—		(0.03)	(0.18)	(0.12)	—	(0.14)

Total dividends and distributions to shareholders	(0.79)		(1.57)	(1.60)	(1.62)	(2.12)	(1.79)

Anti-dilutive effect from the issuance of reinvested shares	—		—	—	—	0.00(b )	—

Net increase (decrease) in net asset value	0.15		1.36	(0.26)	(4.55)	(0.65)	(0.47)

Net asset value, end of period	$22.04		$21.89	$20.53	$20.79	$25.34	$25.99

Market price, end of period	$20.98		$20.20	$18.43	$19.02	$26.48	$26.60

Net asset value total return(c)	4.59	%(d)	15.19%	7.72%	–11.31%	5.81%	5.90%

Market price total return(c)	7.89	%(d)	18.41%	5.70%	–22.35%	8.03%	9.38%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$641.0		$636.5	$597.0	$604.5	$735.9	$751.6

Ratios to average daily net assets:

Expenses	3.75	%(e)	4.22%	4.47%	2.48%	1.55%	1.78%

Expenses (excluding interest expense)	1.20	%(e)	1.21%	1.27%	1.23%	1.17%	1.18%

Net investment income (loss)	6.18	%(e)	5.50%	5.28%	5.65%	5.31%	6.08%

Portfolio turnover rate	26	%(d)	62%	49%	47%	48%	72%

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31,
Credit Agreement:		2024	2023	2022	2021	2020

Asset coverage ratio for credit agreement	303%	302%	290%	292%	334%	339%

Asset coverage per $1,000 for credit agreement	$3,035	$3,021	$2,895	$2,919	$3,336	$3,386

Amount of loan outstanding (in millions)	$315.0	$315.0	$315.0	$315.0	$315.0	$315.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)

Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the June 30, 2025, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2025, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2025: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/15/25	7/31/25	$0.131
8/12/25	8/29/25	$0.131
9/9/25	9/30/25	$0.131

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2025, no additional provisions for

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2025, the Fund incurred $281,212 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,724 for the six months ended June 30, 2025.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $238,034,397 and $239,833,673, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2025 and the effect of derivatives held during the six months ended June 30, 2025, if any, along with the respective location in the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$5,913	Unrealized depreciation	$1,193,717
Interest Rate Risk:
Interest Rate Swap Contracts(b)	—	—	Payable for variation margin on interest rate swap contracts	8,332,392	(c)

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(b)	Not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(8,190,553)	$(1,561,098)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	4,843,880	(6,502,011)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the monthly average volume of the Fund’s interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2025:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$314,714,286	$88,444,375

(a)

Average notional amount represent the average for all months in which the Fund had interest rate swap contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents six months for interest rate swap contacts and forward foreign currency exchange contracts.

Note 5. Income Tax Information

As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$915,270,838

Gross unrealized appreciation on investments	$52,181,521
Gross unrealized depreciation on investments	(13,336,438)

Net unrealized appreciation (depreciation) on investments	$38,845,083

The Fund incurred ordinary losses of $212,931 after October 31, 2024 that it has elected to defer to the following year.

As of December 31, 2024, the Fund has a net capital loss carryforward of $81,458,193 which may be used to offset future capital gains. The loss is comprised of $10,669,001 of short-term capital loss carryover and $70,789,192 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 10, 2024, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2025 through December 31, 2025.

During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not effect any repurchases.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a Secured Overnight Financing Rate (SOFR)-based rate. The Fund also pays a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $315,000,000. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2025, the Fund had outstanding borrowings of $315,000,000 at a current rate of 5.2%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2025, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 5.1%.

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: “CoCos” are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, due to changes in market structure and regulation over the past several years, dealers ted to hold lower inventories of securities than they had in the past, which can limit the ability and willingness of these dealers to make markets and provide liquidity. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Rule 144A Securities Risk: Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that maybe adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyberattacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment advisor and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 24, 2025. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Joseph M. Harvey	23,490,456	501,948
Gerald J. Maginnis	23,609,264	383,140
Daphne L. Richards	23,679,873	312,531

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Portfolio Management Team

Effective close of business on January 31, 2025, Robert Kastoff was added as a portfolio manager of the Fund.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025, and at a meeting of the full Board held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Advisory Agreement was unanimously continued for a term ending June 30, 2026, by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment advisory personnel. In addition, the Board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment

Advisor, including compliance and accounting services. After consideration of the above factors,

among others, the Board concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(ii) Investment performance of the Fund and the Investment Advisor: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board considered that, on a net asset value (NAV) basis, the Fund outperformed the Peer Group median for the three- and five-year periods, ranking two out of five peers for each. The Fund represented the Peer Group median for the one- and ten-year periods ended March 31, 2025, ranking three out of five peers for each. The Board also noted that, on a NAV basis, the Fund outperformed the linked blended benchmark for the one-, five- and ten-year periods and underperformed the linked blended benchmark for the three-year period ended March 31, 2025. The Board engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance, as well as the impact of leverage on the Fund’s performance. The Board also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board determined that the Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board noted that the actual management fees at managed asset levels represented the Peer Group median and the actual management fees at common asset levels were lower than the Peer Group median, ranking the Fund two out of five for each. The Board considered that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking the Fund one out of five peers for each. The Board also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking the Fund two out of five peers for each. The Board considered the impact of leverage on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call (866) 227-0757

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Semi-Annual Report June 30, 2025

Cohen & Steers

Limited Duration

Preferred and

Income Fund (LDP)

LDPSAR

(b)

Notice of Internet Availability of Shareholder Report(s) Learn about the upcoming change to Tailored Shareholder Reports: www.shareholdereducation.com/tsr

COHEN & STEERS ID: XXXXX XXXXX XXXXX XXXXX Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below: https://www.cohenandsteers.com/funds/fund-literature Cohen & Steers Limited Duration Preferred and Income Fund [GRAPHIC APPEARS HERE]Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954 www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The Registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date:	September 5, 2025